EXHIBIT 32.2

Certification Pursuant to 18 U.S.C. Section 1350

as Adopted Pursuant to
Section 906 of The Sarbanes-Oxley Act of 2002

      In connection with the Annual Report of Intervoice, Inc. (the “Company”) on Form 10-K for the period ended February 29, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Craig E. Holmes, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ CRAIG E. HOLMES

Craig E. Holmes
Executive Vice President and Chief Financial Officer

Date: May 14, 2004